UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2014

REYNOLDS AMERICAN INC.

(Exact name of registrant as specified in its charter)

North Carolina	1-32258	20-0546644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of principal executive offices) (Zip Code)

336-741-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On January 9, 2014, Reynolds American Inc. (“RAI”) filed a Current Report on Form 8-K to report the entry (effective January 8, 2014) by R. J. Reynolds Tobacco Company, an indirect wholly owned subsidiary of RAI, and Santa Fe Natural Tobacco Company, Inc., a wholly owned subsidiary of RAI, into an amendment (the “Amendment”) to the Standard Supplier Agreement, dated August 1, 2003, as amended, with Eastman Chemical Company. This Current Report on Form 8-K is being filed for the purpose of filing the Amendment with the Securities and Exchange Commission.

(d) Exhibits

Number	Exhibit

10.1 *	Amendment, effective January 8, 2014, to the Standard Supplier Agreement, dated August 1, 2003, as amended, by and among R. J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company, Inc. and Eastman Chemical Company

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General
Counsel and Secretary

Date: February 10, 2014

INDEX TO EXHIBITS

Number	Exhibit

10.1 *	Amendment, effective January 8, 2014, to the Standard Supplier Agreement, dated August 1, 2003, as amended, by and among R. J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company, Inc. and Eastman Chemical Company

*	Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Exchange Act.